SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)	May 5, 2018

BERKSHIRE HATHAWAY INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	001-14905	47-0813844
(STATE OR OTHER JURISDICTION	(COMMISSION	(I.R.S. EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

3555 Farnam Street
Omaha, Nebraska		68131

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

(402) 346-1400

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section

13(a) of the Exchange Act.	☐

ITEM 2.02 Results of Operations and Financial Condition.

On May 5, 2018, Berkshire Hathaway Inc. issued a press release announcing the Company’s earnings for the first quarter ended March 31, 2018. A copy of this press release is furnished with this report as an exhibit to this Form 8-K.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On May 5, 2018, Berkshire Hathaway Inc. held an annual meeting of its shareholders. The agenda items for the meeting along with the vote of the Company’s Class A and Class B common shareholders voting together as a single class with respect to each of the agenda items are shown below. There were three items acted on at that meeting as follows: 1) Election of Directors; 2) a shareholder proposal requesting the issuance of a report to review Berkshire’s policies, to measure, monitor, mitigate, disclose and set quantitative reduction targets for methane emissions resulting from all operations; and 3) a shareholder proposal requesting the adoption of a policy to encourage more Berkshire subsidiary companies to issue annual sustainability reports. Berkshire’s shareholders reelected all of Berkshire’s directors in an uncontested election. Following are the votes cast for and against each director.

Proposal 1 – Election of Directors
	For	Against
Warren E. Buffett	617,852	11,301
Charles T. Munger	613,395	15,758
Gregory E. Abel	615,952	13,201
Howard G. Buffett	614,478	14,676
Stephen B. Burke	627,515	1,639
Susan L. Decker	623,242	5,911
William H. Gates III	621,514	7,640
David S. Gottesman	623,267	5,887
Charlotte Guyman	623,479	5,675
Ajit Jain	615,962	13,191
Thomas S. Murphy	620,826	8,328
Ronald L. Olson	613,965	15,188
Walter Scott, Jr.	614,549	14,605
Meryl B. Witmer	624,184	4,970

The results of the other matters acted upon at the meeting were as follows.

	For	Against	Abstain
Proposal 2 – Shareholder proposal	52,382	563,405	13,367

	For	Against	Abstain
Proposal 3 – Shareholder proposal	72,060	548,598	8,495

ITEM 9.01 Financial Statements and Exhibits

Exhibit 99.1 Berkshire Hathaway Inc. Earnings Release Dated May 5, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 8, 2018	BERKSHIRE HATHAWAY INC.

/s/ Marc D. Hamburg
By: Marc D. Hamburg
Senior Vice President and Chief Financial Officer